                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               OWOSSO CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                   [graphic]
                                     OWOSSO






                               The Triad Building
                     2200 Renaissance Boulevard, Suite 150
                      King of Prussia, Pennsylvania 19406

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2002

                              --------------------

To the Shareholders of Owosso Corporation:

   The Annual Meeting of Shareholders of Owosso Corporation (the "Company") will be held at 9:00 a.m., local time, on April 11, 2002, at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, for the following purposes:

   (1) To elect seven directors of the Company for a one-year term;

   (2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 27, 2002; and

   (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

   Only holders of the Company's Common Stock or Class A Convertible Preferred Stock at the close of business on February 15, 2002, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                               By Order of the Board of Directors



                               /s/ George B. Lemmon, Jr.



                               George B. Lemmon, Jr.
                               President & Chief Executive Officer

February 25, 2002

                                    [graphic]
                                     OWOSSO
                              --------------------
                            The Triad Building 2200
                        Renaissance Boulevard, Suite 150
                      King of Prussia, Pennsylvania 19406

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 11, 2002
                              --------------------
   This Proxy Statement, which is first being mailed to shareholders on or about February 25, 2002, is furnished in connection with the solicitation by the Board of Directors of Owosso Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 9:00 a.m. on April 11, 2002, at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted for IN FAVOR OF the election of the nominees for directors named below, IN FAVOR OF the ratification of the appointment of Deloitte & Touche LLP as independent auditors, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                     VOTING

   Holders of record of the Company's Common Stock or Class A Convertible Preferred Stock on February 15, 2002, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 5,874,345 shares of Common Stock and 1,071,428 shares of Class A Convertible Preferred Stock outstanding and entitled to vote. The presence, in person or by proxy, of holders of Common Stock and Class A Convertible Preferred Stock entitled to cast at least a majority of the votes which all holders of Common Stock and Class A Convertible Preferred Stock are entitled to cast on any particular matter will constitute a quorum for purposes of the transaction of business. Votes withheld, abstentions and broker non-votes will be counted in determining the presence of a quorum.

   Each share of Common Stock and each share of Class A Convertible Preferred Stock entitles the holder thereof to one vote on the election of six nominees for director and on any other matter that may properly come before the Annual Meeting. Additionally, holders of Class A Convertible Preferred Stock have the right, voting as a separate voting group, to elect one director. Shareholders are not entitled to cumulative voting in the election of directors. In the election of directors, the number of nominees to be elected who receive the greatest number of votes cast at the Annual Meeting by the holders of the class or classes of stock entitled to vote in such election will be elected as directors. All other actions to be taken by the shareholders at the Annual Meeting shall be taken by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. Pennsylvania law provides that abstentions, votes withheld and broker non-votes are not votes cast. Therefore, with respect to the election of directors, abstentions, votes withheld and broker non-votes do not count either for or against such election.

   The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

   Directors are elected annually and serve a one year term. The Company's Board of Directors consists of seven members, and all seven seats for director are up for election. Unless otherwise specified in the accompanying proxy, the shares of Common Stock and Class A Convertible Preferred Stock voted pursuant thereto will be cast for George B. Lemmon, Jr., John R. Reese, Eugene P. Lynch, Ellen D. Harvey, Harry E. Hill and James A. Ounsworth, and the shares of Class A Convertible Preferred Stock voted pursuant thereto will be cast for Lowell P. Huntsinger, each for a term expiring at the Annual Meeting of Shareholders to be held in 2003. Each nominee is currently serving as a director. If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted for the election, in the nominee's place, of a substituted nominee, who would be recommended by the Board of Directors (except in the case of a substituted nominee for Lowell P. Huntsinger, who would be recommended by the holders of 25% of the Class A Convertible Preferred Stock). The Board of Directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

   The following biographical information is furnished as to the current directors of the Company, each of whom is a nominee for election. There are no family relationships among any of the directors.

   Nominees for Election by Holders of Common Stock or Class A Convertible Preferred Stock

   George B. Lemmon, Jr., 40, became President of the Company in May 1996, and has served as Chief Executive Officer of the Company since August 1995 and as a director of the Company since March 1994. Mr. Lemmon was also the Company's Secretary and Treasurer from March 1994 until June 1996. From January 1995 to August 1995, Mr. Lemmon served as Executive Vice President - Corporate Development.

   John R. Reese, 58, was elected Chairman of the Board of Directors in March 1997. He has served as a director of the Company since March 1994, and served as a director of Brynavon Group from 1982 until October 1994. Mr. Reese served as the Vice Chairman of the Board of the Company from June 1996 to March 1997 and then became Chairman. Mr. Reese is also a Limited Managing Director at Lazard Freres & Co., LLC, a position he has held since 1998, where he is in the Private Clients Division, which provides investment advice to high net worth individuals. From 1986 to 1995, Mr. Reese was a partner at Lazard, Freres & Co.

   Eugene P. Lynch, 40, has served as a director of the Company since October 1994. Since 1990, Mr. Lynch has been a partner of The Clipper Group, and he has been a Managing Director of the firm since October 1993. The Clipper Group is a New York-based private investment management firm that was formed in 1990 to manage private equity investments on behalf of Credit Suisse First Boston and other institutions.

   Ellen D. Harvey, 48, has served as a director of the Company since October 1994. Since September 2000, Ms. Harvey has been a Partner and Manager, Fixed Income, of Brown Investment Advisory & Trust Co., responsible for client investment in fixed income securities. From September 1996 to January 2000, she was a principal of Morgan Stanley Dean Witter Investment Management (formerly known as Morgan Stanley & Co.). From 1984 to January 1996, Ms. Harvey served as a portfolio manager for Miller, Anderson & Sherrerd, a money management firm in West Conshohocken, Pennsylvania, and was a partner of that firm from 1989 to September 1996, at which time it was acquired by Morgan Stanley.

   Harry E. Hill, 53, has served as a director of the Company since January 1995. Since 1991, Mr. Hill has served as President and Chief Executive Officer of Empire Abrasive Equipment Company, which manufactures portable, cabinet and automated pneumatic blasting equipment. Since 1984, Mr. Hill has been Managing Partner of H.E. Hill and Company, which offers consulting services to manufacturing and other companies. Since 1987, he has also been the President and Chief Executive Officer of Delaware Car Company, which is engaged in the railroad repair and equipment manufacturing business.

   James A. Ounsworth, 59, has served as a director of the Company since October 1994. From November 1995 to December 2000, he was a Senior Vice President of Safeguard Scientifics, Inc. and Vice President, Secretary and General Counsel of Safeguard Scientifics, Inc. from December 1991. Mr. Ounsworth is currently engaged in consulting work. Mr. Ounsworth is a director of Tangram Enterprise Solutions, Inc. Prior to December 1991, Mr. Ounsworth was a partner in the Business Department of Pepper Hamilton LLP, a law firm based in Philadelphia, Pennsylvania.

   Nominee for Election by Holders of Class A Convertible Preferred Stock, Voting as a Separate Voting Group

   Lowell P. Huntsinger, 69, has served as a director of the Company since November 1995. Mr. Huntsinger was the president of Stature Electric, Inc. until it was acquired by the Company in October 1995. Mr. Huntsinger was elected to the Board of Directors by the owners of the Company's Class A Convertible Preferred Stock, which stock was issued in connection with the Stature Electric acquisition. He is currently retired. In 1974, Mr. Huntsinger co-founded Stature Electric with its two other shareholders, one of whom remains with Stature Electric.

   The Board of Directors recommends a vote FOR Proposal 1 to elect all nominees.

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors consists of Ms. Harvey, Mr. Ounsworth and Mr. Hill, who were not at any time officers or employees of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of another entity that has one or more executive officers that will serve as a member of the Board of Directors or the Company's Compensation Committee.

Committees and Meetings of the Board of Directors

   During the Company's 2001 fiscal year, which ended on October 28, 2001, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

   During fiscal year 2001, the Audit Committee, which consisted of Mr. Hill, Mr. Lynch and Mr. Ounsworth, met four times. Each member of the Audit Committee is considered independent under the applicable Nasdaq listing standards. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting control and policies, financial reporting requirements, alternative accounting principles that could be applied and the quality and effectiveness of the independent accountants. In June, 2000, the Board and the Audit Committee unanimously adopted a new Audit Committee Charter outlining the responsibilities and duties of the Audit Committee.

   During fiscal year 2001, the Compensation Committee, which consisted of Ms. Harvey, Mr. Ounsworth and Mr. Hill, met four times. The Compensation Committee is responsible for establishing the salaries of the executive officers of the Company, incentives and other forms of compensation and benefit plans, and also administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan. The Report of the Compensation Committee follows the information regarding executive compensation.

   The Company does not have a standing Nominating Committee.

Director Compensation

   The Company pays non-employee directors an annual fee of $8,000 payable in Common Stock, plus $1,500 for each Board meeting and $400 for each committee meeting attended by such director in person. The Company also reimburses the directors for expenses incurred in connection with their activities as directors.

   The Company's 1994 Stock Option Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each person (other than an employee of the Company) upon his initial election as a director of the Company by the shareholders at a per share purchase price equal to the closing sale price of the Common Stock on the date of grant. Each such option vests, on a cumulative basis, as to one-fifth of the number of shares of Common Stock underlying the option on each anniversary of the grant date commencing on the first anniversary. The options expire, as to each vested portion of the option, on the fifth anniversary of the vest date. As no new nominees for election as a director are being nominated by management for election at the Annual Meeting, none of the management nominees will receive an option grant under the 1994 Stock Option Plan by virtue of their reelection at the Annual Meeting.

                             EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid To Certain Executive Officers

   The following table sets forth, with respect to services rendered during fiscal 2001, 2000 and 1999, the total compensation paid by the Company to the Company's Chief Executive Officer, the one executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 2001 and two additional individuals who would have been one of the four highest paid executive officers, but for the fact that the individuals were not serving as executive officers at the end of fiscal 2001 (the "named executive officers"). The Company has no written employment agreements with any of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                             Long-Term
                                          Annual Compensation          Compensation Awards
                                     ----------------------------     -------------------------
                                                                      Restricted     Securities
                                                                        Stock       Underlying    All Other
     Name and Principal                       Salary       Bonus        Awards         Options   Compensation
        Position                    Year        ($)         ($)          ($)            (#)          ($)
     ------------------             ----      ------       -----      ----------    -----------  -------------
George B. Lemmon, Jr                 2001      $195,983   $   --       $   --           --        $111,829(4)
 President and Chief                 2000      $202,000   $   --       $   --         38,000      $ 10,015
 Executive Officer                   1999      $196,000   $ 58,000     $  4,000       25,000      $  9,680




Harry Holiday III                    2001(1)   $203,010   $   --       $   --           --        $111,093(5)
 Former Executive Vice               2000      $202,000   $ 12,924     $   --         38,000      $  9,146
 President and Chief                 1999      $196,000   $ 21,600     $  2,400       25,000      $  8,801
 Operating Officer


John M. Morrash
 Former Executive Vice
 President--Finance, Chief           2001(2)   $181,260   $   --       $   --           --        $ 99,918(6)
 Financial Officer, Secretary        2000      $181,260   $   --       $   --         58,000      $  8,951
 and Treasurer                       1999      $ 90,866   $ 28,800     $  5,700       50,000      $     38



Kirk E. Moore
 Former Executive Vice President--
 Finance, Chief Financial Officer,   2001(3)   $101,210   $      0     $   --           --        $ 55,831(7)
 Secretary and Treasurer             2000      $101,210   $      0     $   --         32,500      $  5,211


------------

(1) Mr. Holiday's employment with the Company terminated in October 2001.

(2) Mr. Morrash was elected as an executive officer of the Company in June 1999, and his employment with the Company terminated in October 2001.

(3) Mr. Moore was elected as an executive officer of the Company in March 2000.

(4) Represents premiums of $1,304 paid by the Company for group term life insurance, a matching contribution by the Company of $9,020 under our 401(k) savings plan and a stay bonus of $101,505.

(5) Represents premiums of $428 paid by the Company for group term life insurance, a matching contribution by the Company of $9,588 under our 401(k) savings plan and a stay bonus of $101,505.

(6) Represents premiums of $563 paid by the Company for group term life insurance, a matching contribution by the Company of $8,725 under our 401(k) savings plan and a stay bonus of $90,630.

(7) Represents premiums of $165 paid by the Company for group term life insurance, a matching contribution by the Company of $5,061 under our 401(k) savings plan and a stay bonus of $50,605.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

   During fiscal year 2001 the Company did not grant any options to purchase Common Stock to any director, officer or other key employee of the Company.

Option Exercises and Fiscal Year-End Option Values

   No options granted by the Company were exercised by the named executive officers during fiscal year 2001. The following table sets forth certain information regarding options for the purchase of Common Stock that were held by the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                             Shares          Value     Number of Securities Unexercised       Value of Unexercised
                          Acquired on      Realized             Options at                        In-the-Money
          Name            Exercise (#)        ($)              FY - End (#)                   Options at FY-End ($)
    ----------------      ------------     --------    --------------------------------    ---------------------------
                                                        Exercisable    Unexercisable       Exercisable   Unexercisable
                                                        -----------    -------------       -----------   -------------
George B. Lemmon, Jr. .        --            --           116,200          61,800              --              --
Harry Holiday III .....        --            --           104,200          58,800              --              --
John M. Morrash .......        --            --            33,200          74,800              --              --
Kirk E. Moore .........        --            --             8,500          26,500              --              --

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


   The Compensation Committee of the Company, consisting of three non-employee directors, establishes the compensation of the Chief Executive Officer of the Company, incentives and other forms of compensation and benefit plans, reviews the compensation of senior management and administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan.

   The Compensation Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities for its executive officers, so as to attract and retain quality executives, to provide incentives to such executives so as to achieve performance objectives that enhance shareholder value, and to reward excellent performance. Accordingly, the Compensation Committee has instituted a compensation program that provides the Company's executives with (i) a competitive base salary, (ii) a bonus arrangement that encourages individual achievement, and (iii) stock options and other stock-based compensation granted at market value in order to provide long-term incentives, thereby encouraging long-term strategic management and enhancement of shareholder value.

   The Compensation Committee believes that the following current base salaries for the Company's executive officers for calendar year 2002 are appropriate in light of the executive officers' contribution to the Company's operations and performance and the value of their jobs in the marketplace: George B. Lemmon, Jr., $162,408 and Kirk Moore, $101,210. In considering each officer's contribution to the Company's success, the Compensation Committee considers, among other things, such officer's role in enhancing the Company's growth, both internally and through its acquisition program, controlling costs, making efficient use of the Company's assets and employees, and monitoring the Company's operations. In addition, to retain its highly skilled work force, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talent.

   The Compensation Committee believes that executive officers' compensation should correlate with the Company's annual performance. Consequently, the officers have the ability to receive a relatively large proportion of their compensation pursuant to bonus arrangements, which the Compensation Committee intends to continue. In fiscal year 2001, the bonus arrangement for the Company's executive officers was tied to matrices incorporating Company performance compared to budget for earnings per share and return on employed capital. No bonus was earned in fiscal year 2001 because the Company did not achieve its performance objectives.

   The Compensation Committee may from time to time grant options to the Company's executive officers under the 1998 Long Term Incentive Plan or the 1994 Stock Option Plan based on a variety of factors including expected future contributions to the Company's performance. During fiscal year 2001 no options were granted to any executive officer under either Plan.


                                The Compensation Committee

                                Ellen D. Harvey
                                James A. Ounsworth
                                Harry E. Hill

                            STOCK PERFORMANCE CHART


   The following Stock Performance Chart compares the Company's cumulative total shareholder return on its Common Stock for the period from October 27, 1996 (the date the Company's 1996 fiscal year ended) to October 28, 2001 (the date the Company's 2001 fiscal year ended), with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Manufacturing (Diversified Industrials) Index. The comparison assumes $100 was invested on October 27, 1996 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.






                                [CHART OMITTED]




                                                              INDEXED RETURNS
                                   Base                        Years Ending
                                  Period
Company/Index                     27Oct96      26Oct97    25Oct98     31Oct99  29Oct00   28Oct01
------------------------------------------------------------------------------------------------
OWOSSO CORP                         100        137.79       91.92      89.14     33.65      9.48
S&P 500 INDEX                       100        133.56      133.13     176.78    180.91    144.91
MANUFACTURING (DIVERS)-500          100        136.71      157.71     203.23    235.54    218.36

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


   The following table sets forth information, as of January 11, 2002, with respect to the beneficial ownership of shares of Common Stock and Class A Convertible Preferred Stock of the Company by each person who is known to the Company to be the beneficial owner of more than five percent of either class of stock, by each director or nominee for director, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting power and sole investment power over the shares indicated.

                                                                            Class A Convertible
                                                 Common Stock                Preferred Stock (2)
                                         -------------------------   --------------------------------------
                                         Amount and                  Amount and
                                          Nature of    Percent of     Nature of    Percent of    Percent of
                                         Beneficial       Class      Beneficial       Class        Voting
               Name (1)                   Ownership    Outstanding    Ownership    Outstanding      Power
     -----------------------------       ----------    -----------   ----------    -----------   ----------
Executive Officers and Directors:
George B. Lemmon, Jr. ................      462,645(3)     7.9%          --            --            6.7%
Harry Holiday III ....................      189,002(4)     3.2%          --            --            2.7%
John M. Morrash ......................      134,229(5)     2.3%          --            --            1.9%
Kirk E. Moore ........................        8,500(6)      *            --            --             *
Ellen D. Harvey ......................       27,642(7)      *            --            --            --
Harry E. Hill ........................       31,642(8)      *            --            --             *
Lowell P. Huntsinger .................       24,142(9)      *          518,433        48.4%          7.8%
Eugene P. Lynch ......................       26,142(10)     *            --            --             *
James A. Ounsworth ...................       18,142(11)     *            --            --             *
John R. Reese ........................    2,068,602(12)   35.2%          --            --           29.8%
All directors and executive officers
  as a group (12 persons).............    2,990,688(13)   50.9%        518,433        48.4%         50.5%
Other Shareholders:
Morris R. Felt .......................       --             *          259,216        24.2%          3.7%
Randall V. James .....................       16,090         *          293,779        27.4%          4.5%
The Estate of George B. Lemmon, Sr. ..      475,927        8.1%          --            --            6.9%
John F. Northway, Sr. ................      687,949(14)    1.7%          --            --            9.9%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue
  Santa Monica, CA 90401..............      412,200(15)    7.0%          --            --            6.0%
Innisfree Capital L.L.C.
  324 East 50th Street
  New York, New York 10022............      309,200(16)    5.3%          --            --            4.5%

------------
* Less than 1%

(1) Unless otherwise indicated, the address of each person named in the table is: c/o Owosso Corporation, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406.

(2) Shares of Class A Convertible Preferred Stock are entitled to one vote per share and vote with the Common Stock on all matters on which holders of Common Stock are entitled to vote. Each share of Class A Convertible Preferred Stock is convertible into one share of Common Stock.

(3) Includes 116,200 shares of Common Stock purchasable upon the exercise of stock options. 217,538 shares are held by Mr. Lemmon, Jr. jointly with his wife.

(4) Includes 104,200 shares of Common Stock purchasable upon the exercise of stock options of these shares. 6,000 shares are held by Mr. Holiday's wife.

(5) Includes 33,200 shares of Common Stock purchasable upon the exercise of stock options of these shares. 82,729 shares are held by Mr. Morrash jointly with his wife.

(6) Consists of 8,500 shares of Common Stock purchasable upon the exercise of stock options.

(7) Includes 13,000 shares of Common Stock purchasable upon the exercise of stock options.

(8) Includes 15,000 shares of Common Stock purchasable upon the exercise of stock options. 1,000 shares are held by Mr. Hill as custodian for his children.

(9) Includes 17,000 shares of Common Stock purchasable upon the exercise of stock options.

(10) Includes 13,000 shares of Common Stock purchasable upon the exercise of stock options. 5,000 shares are deemed to be beneficially owned by Mr. Lynch as a trustee of a trust under which the children of Mr. Lemmon Jr. are beneficiaries.

(11) Includes 11,000 shares of Common Stock purchasable upon the exercise of stock options.

(12) Includes 44,000 shares of Common Stock purchasable upon the exercise of stock options. 12,000 shares are deemed to be beneficially owned by Mr. Reese as trustee under a trust under which his family members are beneficiaries. 512,602 are held by Mr. Reese jointly with his wife. Also includes 1,500,000 shares held by a limited partnership of which the family members of the late George Lemmon, Sr. are limited partners and of which the general partners are trusts of which Mr. Reese is the trustee and family members of Mr. Lemmon are beneficiaries.

(13) Includes 375,100 shares of Common Stock purchasable upon the exercise of stock options.

(14) All of these shares are owned by a family limited partnership.

(15) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to filings with the Securities and Exchange Commission.

(16) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to filings with the Securities and Exchange Commission.

                           RELATED PARTY TRANSACTIONS

   In October 1995, in connection with the Company's acquisition of Stature from the shareholders of Stature, which included Lowell P. Huntsinger, Mr. Huntsinger agreed not to compete with the Company in the business of the manufacture and sale of electric motors and parts through October 2000. In addition, a promissory note was issued payable to Mr. Huntsinger. On October 28, 2001, the outstanding balance under the note was $400,000 and interest paid was $66,833 in fiscal year 2001. The note is payable on demand upon 30 days' notice but will not be prepaid without the approval of a majority of the Company's disinterested directors. Mr. Huntsinger was elected as a director of the Company in connection with the acquisition.

   In October 2001, in connection with the restructuring of the Company's executive management team, Mr. Holiday's employment as Executive Vice President and Chief Operating Officer for the Company terminated. Under the terms of his termination, Mr. Holiday will receive through July 5, 2002 payments equal to his former annual base salary of $203,010 and all benefits to which he was entitled at the date of his resignation.

   In October 2001, in connection with the restructuring of the Company's executive management team, Mr. Morrash's employment as Executive Vice President, Chief Financial Officer, Secretary and Treasurer terminated. Under the terms of his termination, Mr. Morrash will receive through July 5, 2002 payments equal to his former annual base salary of $181,260 and all benefits to which he was entitled at the date of his resignation.

   In February 2002, in connection with the restructuring of the Company's executive management team, Mr. Moore's employment as Executive Vice President, Chief Financial Officer, Secretary and Treasurer terminated. Under the terms of his termination, Mr. Moore will receive through November 15, 2002 payments equal to his former annual base salary of $101,210 and all benefits to which he was entitled at the date of his resignation.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required to be filed, during the fiscal year ended October 28, 2001, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with except directors Lynch, Hill, Harvey, Huntsinger, Ounsworth and Reese were each late in filing a Form 5 to report the receipt of common stock granted by the Company as payment for their annual director's fee in March 2001.

                                RATIFICATION OF
                            APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)


   The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending October 27, 2002, and recommends that the shareholders ratify such selection. This appointment will be submitted to the shareholders for ratification at the Annual Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                             Audit Committee Report

   The Audit Committee of the Board of Directors has:

   o Reviewed and discussed the audited statements with management;

   o Discussed with Deloitte & Touche LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61; and

   o Received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, and has discussed with Deloitte & Touche LLP its independence.

   In reliance on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2001.

   Audit Fees:

   Audit fees billed to the Company by Deloitte & Touche LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $208,000.

   Financial Information Systems Design and Implementation Fees:

   The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 28, 2001.

   All Other Fees:

   Fees billed to the Company by Deloitte & Touche LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $186,000.

   The Audit Committee has considered the non-audit services rendered to the Company by Deloitte & Touche LLP and believes the rendering of those services is not incompatible with Deloitte & Touche LLP maintaining its independence.

                                The Audit Committee

                                Harry E. Hill, III, Chairman
                                Eugene P. Lynch
                                James A. Ounsworth

   The submission of the appointment of Deloitte & Touche LLP is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Deloitte & Touche LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

   The Board of Directors recommends a vote FOR Proposal 2 to ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending October 27, 2002.

                                 OTHER BUSINESS


   The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 28, 2001, accompanies this Proxy Statement.

                             SHAREHOLDER PROPOSALS


   To be eligible for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than October 28, 2002, by the Chief Financial Officer of the Company at the Company's principal executive offices, The Triad Building, 2200 Renaissance Boulevard, Suite 150, King of Prussia, Pennsylvania 19406. In addition, the execution of a proxy solicited by the Company in connection with the 2003 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before January 11, 2003.

                              --------------------

   THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED OCTOBER 28, 2001. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, OWOSSO CORPORATION, 22543 FISHER ROAD, P.O. BOX 6660, WATERTOWN, NEW YORK 13601.


                                By Order of the Board of Directors



                                /s/ George B. Lemmon, Jr.



                                George B. Lemmon, Jr.
                                President & Chief Executive Officer

Date: February 25, 2002
King of Prussia, Pennsylvania

                               OWOSSO CORPORATION

               Proxy Solicited On Behalf Of The Board of Directors
                          from holders of Common Stock

         The undersigned, revoking all previous proxies, hereby appoints George
B. Lemmon, Jr. as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in his discretion upon such other matters as may properly come before the meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on April 11, 2002, and at any adjournment or postponement thereof.

1.   Election of Directors:

     [ ]   FOR the nominees listed below    [ ]  WITHHOLD AUTHORITY to vote for
                                                 the nominees listed below

Nominees:      For a one-year term expiring at the Annual Meeting to be held in
               2003: Ellen D. Harvey, Harry E. Hill, George B. Lemmon, Jr.,
               Eugene P. Lynch, James A. Ounsworth, and John R. Reese.

         (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)



2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 27, 2002:

                [ ]    For         [ ]    Against     [ ]   Abstain


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 27, 2002. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                            -----------------------------------
                                            Signature of Shareholder

                                            -----------------------------------
Date:                 , 2002                Signature of Shareholder
     -----------------

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                               OWOSSO CORPORATION

               Proxy Solicited On Behalf Of The Board of Directors from holders of Class A Convertible Preferred Stock

         The undersigned, revoking all previous proxies, hereby appoints George
B. Lemmon, Jr. as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in his discretion upon such other matters as may properly come before the meeting, all shares of Common Stock and Class A Convertible Preferred Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on April 11, 2002, and at any adjournment or postponement thereof.

1.   Election of Directors:

     [ ]   FOR the nominees listed below    [ ]  WITHHOLD AUTHORITY to vote for
                                                 the nominees listed below

Nominees:      For a one-year term expiring at the Annual Meeting to be held in
               2003: Ellen D. Harvey, Harry E. Hill, Lowell P. Huntsinger,
               George B. Lemmon, Jr., Eugene P. Lynch, James A. Ounsworth, and
               John R. Reese.

         (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)


2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 27, 2002:

               [ ]    For         [ ]    Against     [ ]   Abstain


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 27, 2002. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                            -----------------------------------
                                            Signature of Shareholder

                                            -----------------------------------
Date:                 , 2002                Signature of Shareholder
     -----------------


NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.